VIPER NETWORKS, INC.

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO TITLE 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul E. Atkiss, Chief Financial Officer of Viper Networks, Inc. (the “Small Business Issuer”) certify pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1)
The Small Business Issuer’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006, as amended March 2, 2007 (the “Report”) to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Small Business Issuer.

By:/s/ Paul E. Atkiss Paul E. Atkiss Chief Financial Officer	Date: March 5, 2007

A signed original of this written statement required by Section 906 has been provided to Viper Networks, Inc. and will be retained by Viper Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.